Other Assets	12 Months Ended
Dec. 31, 2019
Other Assets [Abstract]
Other Assets	Other Assets
A Variable Interest Entity ("VIE") is an entity in which the equity investors have not provided enough equity to finance the entity's activities or the equity investors (1) cannot directly or indirectly make decisions about the entity's activities through their voting rights or similar rights; (2) do not have the obligation to absorb the expected losses of the entity; (3) do not have the right to receive the expected residual returns of the entity; or (4) have voting rights that are not proportionate to their economic interests and the entity's activities involve or are conducted on behalf of an investor with a disproportionately small voting interest.
We have determined that TUI Cruises GmbH, our 50%-owned joint venture, which operates the brand TUI Cruises, is a VIE. As of December 31, 2019, the net book value of our investment in TUI Cruises was $598.1 million, primarily consisting of $443.1 million in equity and a loan of €133.2 million, or approximately $149.5 million, based on the exchange rate at December 31, 2019. As of December 31, 2018, the net book value of our investment in TUI Cruises was $578.1 million, primarily consisting of $403.0 million in equity and a loan of €150.6 million, or approximately $172.2 million, based on the exchange rate at December 31, 2018. The loan, which was made in connection with the sale of Splendour of the Seas in April 2016, accrues interest at a rate of 6.25% per annum and is payable over 10 years. This loan is 50% guaranteed by TUI AG, our joint venture partner in TUI Cruises, and is secured by a first priority mortgage on the ship. Refer to Note 7. Property and Equipment for further information. The majority of these amounts were included within Other assets in our consolidated balance sheets.
In addition, we and TUI AG have each guaranteed the repayment by TUI Cruises of 50% of a bank loan. As of December 31, 2019, the outstanding principal amount of the loan was €26.4 million, or approximately $29.7 million, based on the exchange rate at December 31, 2019. The loan amortizes quarterly and is currently secured by a first mortgage on Mein Schiff Herz. Based on current facts and circumstances, we do not believe potential obligations under our guarantee of this bank loan are probable. In addition to our guarantee of the bank loan, TUI Cruises has various ship construction and financing agreements which include certain restrictions on each of our and TUI AG’s ability to reduce our current ownership interest in TUI Cruises below 37.55% through May 2031.
Our investment amount, outstanding term loan and the potential obligations under the bank loan guarantee are substantially our maximum exposure to loss in connection with our investment in TUI Cruises. We have determined that we are not the primary beneficiary of TUI Cruises. We believe that the power to direct the activities that most significantly impact TUI Cruises’ economic performance are shared between ourselves and TUI AG. All the significant operating and financial decisions of TUI Cruises require the consent of both parties, which we believe creates shared power over TUI Cruises. Accordingly, we do not consolidate this entity and account for this investment under the equity method of accounting.
In March 2009, we sold Celebrity Galaxy to TUI Cruises for €224.4 million, or $290.9 million, to serve as the original Mein Schiff 1. Due to the related party nature of this transaction, the gain on the sale of the ship of $35.9 million was deferred and being recognized over the remaining life of the ship which was estimated to be 23 years. In April 2018, TUI Cruises sold the original Mein Schiff 1 and as a result we accelerated the recognition of the remaining balance of the deferred gain, which was $21.8 million. This amount is included within Other income (expense) in our consolidated statements of comprehensive income (loss) for the year ended December 31, 2018.
On February 7, 2020, TUI Cruises entered into an agreement to acquire Hapag-Lloyd Cruises, a luxury and expedition brand for German-speaking guests, from TUI AG. Hapag-Lloyd Cruises operates two luxury liners and three smaller expedition ships. The transaction is subject to regulatory approval and customary closing conditions.
We have determined that Pullmantur Holdings S.L. ("Pullmantur Holdings"), which operates the Pullmantur brand and in which we have a 49% noncontrolling interest and Springwater Capital LLC has a 51% interest, is a VIE for which we are not the primary beneficiary, as we do not have the power to direct the activities that most significantly impact the entity's economic performance. Accordingly, we do not consolidate this entity and we account for this investment under the equity method of accounting. As of December 31, 2019 and December 31, 2018, our maximum exposure to loss in Pullmantur Holdings was $49.7 million and $58.5 million, respectively, consisting of loans and other receivables. These amounts were included within Trade and other receivables, net and Other assets in our consolidated balance sheets.
We have provided a non-revolving working capital facility to a Pullmantur Holdings subsidiary in the amount of up to €15.0 million or approximately $16.8 million based on the exchange rate at December 31, 2019. Proceeds of the facility, which were available to be drawn through December 31, 2018 accrue interest at an interest rate of 6.5% per annum, are payable through 2022. An affiliate of Springwater Capital LLC, has guaranteed repayment of 51% of the outstanding amounts under the facility. As of December 31, 2019, €11.0 million, or approximately $12.3 million, based on the exchange rate at December 31, 2019, was outstanding under this facility. As of December 31, 2018, €14.0 million, or approximately $16.0 million, based on the exchange rate at December 31, 2018, was outstanding under this facility.
We have determined that Grand Bahama Shipyard Ltd. ("Grand Bahama"), a ship repair and maintenance facility in which we have a 40% noncontrolling interest, is a VIE. This facility serves cruise and cargo ships, oil and gas tankers and offshore units. We utilize this facility, among other ship repair facilities, for our regularly scheduled drydocks, ship upgrades and certain emergency repairs as may be required. During the years ended December 31, 2019 and 2018, we made payments of $45.7 million and $44.7 million, respectively, to Grand Bahama for ship repair and maintenance services. We have determined that we are not the primary beneficiary of this facility, as we do not have the power to direct the activities that most significantly impact the facility's economic performance. Accordingly, we do not consolidate this entity and we account for this investment under the equity method of accounting. As of December 31, 2019, the net book value of our investment in Grand Bahama was $47.9 million, consisting of $27.0 million in equity and loans of $20.9 million. As of December 31, 2018, the net book value of our investment in Grand Bahama was approximately $56.1 million, consisting of $41.4 million in equity and loans of $14.6 million. These amounts represent our maximum exposure to loss related to our investment in Grand Bahama. Our loans to Grand Bahama mature between December 2020 and March 2026 and bear interest at LIBOR plus 2.0% to 3.75%, capped at 5.75% for the majority of the outstanding loan balance. Interest payable on the loans is due on a semi-annual basis. During the years ended December 31, 2019 and 2018, we received principal and interest payments of $8.6 million and $16.4 million, respectively. The loan balances are included within Trade and other receivables, net and Other assets in our consolidated balance sheets. The loans are currently accruing interest under the effective yield method.
We monitor credit risk associated with the loan through our participation on Grand Bahama's board of directors along with our review of Grand Bahama's financial statements and projected cash flows. Based on this review, we believe the risk of loss associated with the outstanding loan is not probable as of December 31, 2019.
In April 2019, Grand Bahama experienced an incident involving one of its drydocks where Oasis of the Seas was undergoing maintenance.  The damage from the incident resulted in a write-off of the related drydock by Grand Bahama.  Our equity investment income for the year ended December 31, 2019 reflects our equity share of the write-off and other incidental expenses. Grand Bahama's management is working with its insurance underwriter to determine coverage under their existing policies.
In March 2018, we and Ctrip.com International Ltd. ("Ctrip") announced the decision to end the Skysea Holding International Ltd. ("Skysea Holding") venture in which we have a 36% ownership interest. As a result, we reviewed the recoverability of our investment in Skysea Holding and determined that our investment, debt facility and other receivables due from the brand were impaired and recognized an impairment charge of $23.3 million which was included within Other (expense) income in our consolidated statement of comprehensive income (loss) for the year ended December 31, 2018. The charge reflected a full impairment of our investment in SkySea Holding and other receivables due to us and reduced the debt facility and related accrued interest due to us to Skysea Holdings to its net realizable value.
In December 2018, the Golden Era, the ship operated by SkySea Cruises, and a wholly-owned subsidiary of Skysea Holdings, was sold to an affiliate of TUI AG. Proceeds from the sale were distributed to Ctrip and us, which eliminated our net receivable balance due from Skysea Holding, resulting in no further impairment charges. As of December 31, 2019, we do not have any exposures to loss related to our investment in Skysea Holding.

The following tables set forth information regarding our investments accounted for under the equity method of accounting, including the entities discussed above, (in thousands):

	Year ended December 31,
	2019	2018	2017
Share of equity income from investments	$230,980	$210,756	$156,247
Dividends received (1)	$150,177	$243,101	$109,677

(1) For the year ended December 31, 2019, TUI Cruises paid us dividends totaling €170.0 million, or approximately $190.3 million, based on the exchange rates at the time of the transactions. The amounts included in the table above are net of tax withholdings.

	As of December 31,
	2019	2018
Total notes receivable due from equity investments	$184,558	$201,979
Less-current portion (1)	25,933	19,075
Long-term portion (2)	$158,625	$182,904
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(1)  Included within Trade and other receivables, net in our consolidated balance sheets.
(2) Included within Other assets in our consolidated balance sheets.
We also provide ship management services to TUI Cruises GmbH, Pullmantur Holdings and Skysea Holding (which ceased cruising operations in September 2018). Additionally, we bareboat charter to Pullmantur Holdings the vessels currently operated by its brands, which were retained by us following the sale of our 51% interest in Pullmantur Holdings. We recorded the following as it relates to these services in our operating results within our consolidated statements of comprehensive income (loss) (in thousands):

	Year ended December 31,
	2019	2018	2017
Revenues	$47,242	$54,705	$53,532
Expenses	$4,304	$11,531	$15,176
Summarized financial information for our affiliates accounted for under the equity method of accounting was as follows (in thousands):

	As of December 31,
	2019	2018
Current assets	$435,152	$471,428
Non-current assets	4,019,394	3,826,018
Total assets	$4,454,546	$4,297,446

Current liabilities	$1,094,552	$1,064,741
Non- current liabilities	2,267,936	2,217,909
Total liabilities	$3,362,488	$3,282,650

Equity attributable to:
Noncontrolling interest	$1,784	$1,672

	Year ended December 31,
	2019	2018	2017
Total revenues	$2,354,744	$2,255,352	$1,994,014
Total expenses	(1,875,952)	(1,779,160)	(1,684,276)
Net income	$478,792	$476,192	$309,738